UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2008
3DIcon Corporation
(Exact name of registrant as specified in charter)

Oklahoma (State or other jurisdiction of incorporation)	333- (Commission File Number)	73-1479206 (IRS Employer Identification No.)

7507 S. Sandusky Tulsa, OK (Address of principal executive offices)	74136 (Zip Code)

Registrant’s telephone number, including area code: (918) 492-5082

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 1, 2008 and February 2, 2008, Martin Keating, Chairman and Chief Executive Officer of 3DIcon Corporation (the “Company”) and Vivek Bhaman, the Company’s President and Chief Operating Officer, delivered presentations at the FSX Conference in Dallas, Texas. The presentations included written communications comprised of slides, a corporate profile and a corporate fact sheet. The slides, corporate profile and corporate fact sheet from the presentation are attached hereto as Exhibit 99.1, 99.2, 99.3 and 99.4 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Exhibit Name

99.1	Slides from the February 1, 2008 presentation at the FSX Conference
99.2	Slides from the February 2, 2008 presentation at the FSX Conference
99.3	Corporate Profile
99.4	Corporate Fact Sheet

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3DIcon Corporation

Dated: February 5, 2008	By:	/s/ Martin Keating
	Name:	Martin Keating
	Title:	Chief Executive Officer